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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 19, 1998
(Date of earliest event reported)

Commission File No. 333-40113



             Bombardier Capital Mortgage Securitization Corporation (Exact name of registrant as specified in its charter)

       Vermont                                             03-0355080
------------------------                               -------------------
(State of Incorporation)                                (I.R.S. Employer
                                                       Identification No.)

1600 Mountain View Drive,  Colchester,  VT                05446
------------------------------------------             -----------
Address of principal executive offices                 (Zip Code)


                                 (802) 654-7200
             -----------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
                    (Former name, former address and former
                   fiscal year, if changed since last report)





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ITEM 5.  Other Events

Filing of Computational Materials

                  Exhibit 99.1 which attaches Structural Terms Sheet and Collateral Terms Sheet prepared by Credit Suisse First Boston in connection with the offering of Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 1998-C is attached hereto.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOMBARDIER CAPITAL MORTGAGE
                                       SECURITIZATION CORPORATION

November 19, 1998

                                       By: /s/ James Dolan
                                           ---------------------------
                                           Name:   James Dolan
                                           Title:    Assistant Treasurer



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                                INDEX TO EXHIBITS



Exhibit No.                         Description

      99.1                          Structural Terms Sheet and
                                    Collateral Terms Sheet








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